Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

March 31, 2021

Shares		Value
Common Stocks– 99.1%
Aerospace & Defense – 2.3%
L3Harris Technologies Inc	122,805	$24,890,117
Biotechnology – 1.3%
Vertex Pharmaceuticals Inc*	64,670	13,896,936
Capital Markets – 2.9%
Blackstone Group Inc	421,183	31,390,769
Chemicals – 2.2%
Sherwin-Williams Co	32,344	23,870,195
Diversified Financial Services – 0.3%
Altimeter Growth Corp*	284,205	3,472,985
Entertainment – 3.4%
Netflix Inc*	46,933	24,483,069
Walt Disney Co*	70,105	12,935,775
		37,418,844
Equity Real Estate Investment Trusts (REITs) – 2.2%
American Tower Corp	100,285	23,974,132
Health Care Equipment & Supplies – 9.9%
Align Technology Inc*	45,709	24,752,795
Boston Scientific Corp*	761,018	29,413,346
Danaher Corp	139,362	31,367,599
DexCom Inc*	33,436	12,016,564
Edwards Lifesciences Corp*	125,970	10,536,131
		108,086,435
Hotels, Restaurants & Leisure – 0.9%
Caesars Entertainment Inc*	106,944	9,352,253
Household Products – 2.2%
Procter & Gamble Co	176,038	23,840,826
Information Technology Services – 8.3%
Mastercard Inc	191,633	68,230,930
Shopify Inc*	6,306	6,977,589
Twilio Inc*	45,419	15,476,978
		90,685,497
Interactive Media & Services – 13.0%
Alphabet Inc - Class C*	16,836	34,827,455
Facebook Inc*	204,014	60,088,243
Match Group Inc*	107,516	14,770,548
Snap Inc*	618,449	32,338,698
		142,024,944
Internet & Direct Marketing Retail – 10.9%
Amazon.com Inc*	28,685	88,753,685
Booking Holdings Inc*	13,052	30,409,072
		119,162,757
Life Sciences Tools & Services – 1.4%
Illumina Inc*	39,417	15,138,493
Pharmaceuticals – 1.6%
Elanco Animal Health Inc*	587,960	17,315,422
Professional Services – 2.0%
CoStar Group Inc*	26,750	21,985,558
Road & Rail – 2.0%
Uber Technologies Inc*	400,691	21,841,666
Semiconductor & Semiconductor Equipment – 10.3%
ASML Holding NV	50,830	31,380,409
NVIDIA Corp	50,873	27,162,621
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	177,152	20,953,539
Texas Instruments Inc	174,170	32,916,388
		112,412,957
Software – 12.2%
Adobe Inc*	73,795	35,079,929
Microsoft Corp	369,831	87,195,055
Workday Inc*	44,288	11,002,468
		133,277,452
Technology Hardware, Storage & Peripherals – 4.0%
Apple Inc	355,537	43,428,845
Textiles, Apparel & Luxury Goods – 3.8%
LVMH Moet Hennessy Louis Vuitton SE	35,465	23,625,035
NIKE Inc	138,236	18,370,182
		41,995,217

Shares		Value
Common Stocks– (continued)
Wireless Telecommunication Services – 2.0%
T-Mobile US Inc*	170,191	$21,323,230
Total Common Stocks (cost $585,108,176)		1,080,785,530
Investment Companies– 0.7%
Money Markets – 0.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0652%ºº,£((cost $7,150,988)	7,150,273	7,150,988
Total Investments (total cost $592,259,164) – 99.8%		1,087,936,518
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		2,395,760
Net Assets – 100%		$1,090,332,278

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,004,999,946	92.4%
Netherlands	31,380,409	2.9
France	23,625,035	2.2
Taiwan	20,953,539	1.9
Canada	6,977,589	0.6

Total	$1,087,936,518	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/21
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0652%ºº	$2,665	$-	$-	$7,150,988
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	580∆	-	-	-
Total Affiliated Investments - 0.7%	$3,245	$-	$-	$7,150,988

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 3/31/21
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0652%ºº	22,532,880	48,703,661	(64,085,553)	7,150,988
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	-	4,430,008	(4,430,008)	-

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of March 31, 2021.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,080,785,530	$-	$-
Investment Companies	-	7,150,988	-
Total Assets	$1,080,785,530	$7,150,988	$-

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual shareholder report.

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